SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GLASSBRIDGE ENTERPRISES, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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E46833-P07664-Z72220 GLASSBRIDGE ENTERPRISES, INC. 1099 HELMO AVE. N. STE. 250 OAKDALE, MN 55128 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. GLASSBRIDGE ENTERPRISES, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2018. Meeting Information Meeting Type: Annual Meeting For holders as of: April 23, 2018 Date: June 18, 2018 Time: 10:00 AM Local Time Location: 510 Madison Avenue 9th Floor Main Conference Room New York, New York 10022 See the reverse side of this notice to obtain proxy materials and voting instructions.

E46834-P07664-Z72220 Before You Vote How to Access the Proxy Materials Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT Proxy Materials Available to VIEW or RECEIVE: × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods

Voting Items E46835-P07664-Z72220 4. To approve, on an advisory basis, the extension of the term of the 382 Rights Agreement, dated as of August 7, 2015, by and between GlassBridge Enterprises, Inc. and Equiniti Group plc (as assignee of Wells Fargo Bank, N.A.), as Rights Agent, until August 7, 2021. 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year 2018. 3. To approve, on an advisory basis, the compensation of our named executive officers for 2017, as described in the proxy statement. 5. To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 4. 01) Joseph A. De Perio (Class I Director Nominee) 02) Robert G. Torricelli (Class III Director Nominee) 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4 and 5.

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